SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

SUNSHINE BIOPHARMA INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! SUNSHINE BIOPHARMA, INC. 6500 TRANS - CANADA HIGHWAY 4TH FLOOR POINTE - CLAIRE, QUEBEC, CANADA H9R 0A5 SUNSHINE BIOPHARMA, INC. 2023 Annual Meeting Vote by December 6, 2023 11:59 PM ET You invested in SUNSHINE BIOPHARMA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 7, 2023. Get informed before you vote View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 23, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* December 7, 2023 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/SBFM2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V25216 - P00360 V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V25217 - P00360 For 1. To elect five (5) persons to our Board of Directors, until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified; 1) Dr. Steve N. Slilaty 04) Mr. David Natan 2) Dr. Abderrazzak Merzouki 05) Dr. Andrew Keller 3) Dr. Rabi Kiderchah For 2. To ratify the appointment of BF Borgers, CPA P.C. as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2023; For 3. To ratify and approve the Sunshine Biopharma 2023 Equity Incentive Plan; For 4 . To approve a reverse stock split of our common stock by a ratio of not less than 1 - for - 2 and not more than 1 - for - 40 at any time prior to the one year anniversary of filing the definitive information statement with respect to the reverse split, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its discretion ; For 5. To approve, by non - binding vote, the compensation disclosed in the Proxy Statement of the Company’s executive officers, who are named in the Proxy Statement Summary Compensation Table. 3 Years 6. To recommend, by non - binding vote, the frequency of executive compensation advisory votes. 7. To transact such other business as may properly come before the meeting or any adjournment thereof.